UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York  10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
The Merger Fund
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

THE
MERGER
 FUND®

ANNUAL REPORT

SEPTEMBER 30, 2011

November 15, 2011

Dear Fellow Shareholders,

For the fiscal year ended September 30, 2011, the net asset value (“NAV”) per share of The Merger Fund® declined 0.34%.  Given that the Fund utilizes a hedge-fund like strategy, it is worth noting that the past year has been difficult not only for the broad markets but for hedge funds in general with the following indices showing negative marks:  HFRX Merger Arbitrage Index (down -0.52%) and the HFRX Event Driven Index (down -5.46%) for the one-year period ended September 30.

The Fund’s performance was lower than our targeted returns due to several factors unrelated to terminated deals.  Notably, the Fund’s fiscal year ended right after the two worst months in the market since 2008.  In fact, volatility in the market as measured by the VIX which was roughly 16% at the end of July ended September at approximately 43% - a 170% increase! As we have stated previously, merger arbitrage spreads tend to widen during such periods and this was no exception.  However, as long as the deals in which we invest are completed, the unrealized losses will be reversed and the Fund will capture the difference between its entry point and the value of the deal consideration.  This process has begun, and the Fund is climbing back from its third-quarter performance. As of the date of this letter it is up 1.2% for the calendar year.

Conservative deal selection and the prudent use of derivatives positively impacted performance.1  The Fund purchased put options, sold call options, and utilized forward contracts and total-return swap contracts for risk-management (as opposed to speculative) purposes as well as return-enhancement purposes.  As is typical, the volatility of our returns was a fraction of the overall market’s, with The Merger Fund® registering an annualized standard deviation of 3.13% for the period compared to the S&P’s 13.70%.

Deal activity continues to be robust globally, despite periodic geographic rotation, bolstering our view that the next multi-year cycle of increasing M&A activity is imminent.  Corporate balance sheets continue to be cash-heavy and many companies that had fueled temporary growth by cutting costs now have limited ways of growing their businesses other than through acquisitions.  Additionally, interest rates remain low, enabling the cheapest borrowing costs in decades.  Lastly, even in the current volatile environment, many acquirers’ stock prices have increased after announcing deals, providing confidence to other buyers who are considering substantial transactions.  As a result, we remain optimistic about an upturn in deal activity in the months ahead.  As of the end of September, we were approximately 88% invested and the Fund currently holds positions in 70 arbitrage situations around the globe.  Please see the attached letter for the quarter ended September 30, 2011 for more detailed commentary on the market environment and portfolio positioning during the reporting period.

Finally, as previously mentioned, this will be the last period for which the Fund will follow a September 30 fiscal year.  The Fund expects to save money on routine audit expenses, and it will also minimize confusion when tracking performance.  We expect to have a “stub period” for the quarter ending December 31, 2011, and then our fiscal year will track the calendar year beginning on January 1, 2012.  The change will be transparent to investors and should be beneficial for all of our shareholders.

__________

1 The Fund typically uses derivative instruments for hedging purposes or as a more tax-efficient way to invest in foreign transactions.  Use of these instruments may involve certain costs and risks.  A complete description of the Fund’s principal and other risk factors are contained in the Fund’s prospectus and statement of additional information.

As of September 30, The Merger Fund® was down 1.2% year-to-date, the result of a disappointing and volatile three-month period for all asset classes.  Having begun the quarter in the black by 2.9%, it was unfortunate to go back, but the Fund retreated by 400 basis points during the period.  We invested in a total of 109 deals during the quarter and experienced two terminated takeovers, consistent with our historic deal-selection success rate of 98% plus.  Relatively robust deal activity allowed the Fund to remain fully invested, with 90-95% of its assets deployed throughout the period, despite continued market turmoil.  The Fund’s performance was lower than our targeted returns due to several factors unrelated to terminated deals. Weak worldwide economic data alternated with a frenzied flow of governmental and sovereign debt crises, which contributed to disarray in the capital markets.  U.S. Treasury obligations soared in value, as did gold prices, reflecting flights to quality (to the extent that one can call T-Bonds “quality”) and to stores of value in an uncertain environment.  An additional fallout of this climate of fear was an historic correlation between unrelated, and therefore theoretically uncorrelated, stocks.  In fact, equity correlations of S&P 500 members as of September were the highest recorded since the stock market crash of 1987, almost 25 years ago.  The result of this correlation is that not just the baby but everything in the tub was thrown out with the bathwater.  One would think that European debt problems and protests in Greece and the Middle East should not affect the risk of completion of safe, stable “plain vanilla” U.S. merger transactions, but risk premiums embedded in all investments increased indiscriminately.  Reflecting this reflexive “risk-off” mentality, the S&P 500 Index declined 13.9% during the quarter, leaving the broad index down 8.7% for the year.  World markets as a whole performed even worse, with the MSCI EAFE World Index losing 18.9% during the quarter, pushing it down to -14.6% through September 2011.  For comparison purposes, the HFR Event Driven Index (HFRXED) was down 6.8% for the quarter, leaving it 5.5% in negative territory for the year; and the HFR Merger Arbitrage Index (HFRXMA) lost 4.2% for the quarter, resulting in a 3.2% year-to-date deficit.  As the saying goes, “you can’t eat relative performance,” but we take some satisfaction from having out-performed the S&P by 7.5%, the HFRXED by 4.3% and the HFRXMA by 2% since the beginning of the year.  We are also pleased that we accomplished this with less than one quarter of the volatility of the S&P,2 a reflection of our emphasis on risk-adjusted metrics.

WHO THE? WHAT THE?

Of the 109 merger-arbitrage investments the Fund was involved in this quarter, 41 produced negative marks-to-market, i.e., showed unrealized losses.  This was highly unusual and due to the market forces discussed above.  We ended the quarter with 70 investments on the sheets, in line with our diversification target of 35 to 70 positions.  We invested in 31 new transactions during the quarter in a broad spectrum of industries and with varying deal structures.  In fact, some of these new investments proceeded to trade down after our initial investment, creating additional attractive opportunities for us to deploy capital.  It is worth noting that as long as the deals in which we invest proceed to completion, the unrealized losses will be reversed and the Fund will capture the difference between the entry point and the value of the deal consideration, known as the “arbitrage spread.”  In fact, that process has begun, and the Fund is climbing back from its third quarter performance.  As of the date of this letter it is up 1.2% for the calendar year.
__________
2 YTD standard deviation for The Merger Fund® was 5.42% vs. 22.04% for the S&P 500 Index.

Among our biggest losers for the quarter was British Sky Broadcasting (BSkyB), which we continue to exit in an orderly manner after News Corp. withdrew its bid in light of a phone-hacking scandal.  As is our practice, we overlaid the position with a targeted hedge while we are attempting to efficiently liquidate the holding. We also sustained paper losses in DTG, as the saga continues to play out like a Days of Our Lives episode while Hertz and Dollar Thrifty continue their game of cat-and-mouse and Avis potentially hides around the corner in the event the mouse escapes from Hertz’s clutches.  We are still optimistic that DTG will ultimately be acquired by one of its rivals, and its value continues to increase as it reports quarter-over-quarter improved results.  NYSE Euronext, in the process of being acquired by Deutsche Boerse AG, cost the Fund 0.5% in negative marks during the quarter, and Synthes, Inc., a cross-border acquisition by Johnson & Johnson and one of our largest positions was a loser (we hope temporarily) during the period as well.  Even Temple-Inland, which ultimately capitulated to a hostile approach from International Paper Corp., traded down intra-quarter despite the absence of negative developments in the deal.

On the positive side of the ledger, the portfolio reflected assorted small profits in our macro hedge, Petrohawk Energy Corp., a $15 billion acquisition by BHP Billiton Ltd.; Autonomy Corp PLC, a $10 billion acquisition by Hewlett-Packard Co; Man SE, the subject of a plodding share tender by Volkswagen; and finally, three completed transactions: Cephalon Inc. by Teva Pharmaceuticals, Lubrizol by Berkshire Hathaway and National Semiconductor Corp. by Texas Instruments.

New positions were interspersed throughout the globe this quarter as SAB Miller finally quenched its thirst with a $10 billion deal to buy Fosters, Macarthur Coal was mined by a group led by the U.S.-based Peabody Coal for $4 billion, Autonomy Corp plc will no longer be autonomous after agreeing to be purchased by Hewlett-Packard Corp. for in excess of $10 billion; and Northumbrian Water Group plc was purchased after being flooded by a $7.5 billion bid from a consortium called UK Water 2011 Ltd.

Not to be outdone, U.S. deal activity created some interesting opportunities, as Express Scripts found the prescription for growth via a $34 billion merger with Medco Health Solutions Inc.; Google Inc. computed the right price with its $10 billion acquisition of Motorola Mobility Holdings, Inc., and United Technologies blasted off by paying $18 billion for Goodrich Corp. in an all-cash deal.  Three leveraged buyouts made their way into our portfolio also: Kinetic Concepts Inc. was purchased by a group led by Apax partners; Emdeon Inc., agreed to be bought by a consortium including the Blackstone Group; and Pharmaceutical Product Development Inc, entered into an agreement to be bought by Carlyle Group and Hellman & Friedman for $4 billion.  As our investors may be aware, we tend not to be enamored of financially-driven transactions such as LBOs, but these three deals share some characteristics that make them attractive and make us optimistic about the odds for successful completion.  First, the transactions have financing commitments in place; additionally, obtaining financing is not a condition to the buyers’ obligations to complete the deals.  Second, the “break fees,” or termination fees, are larger than the typical 3% of deal value that were historically present, so an attempt to walk away from the transaction by the buyer becomes more expensive than it would otherwise be.  Third, the equity contribution by the LBO sponsors is between 30%-50%, far greater than that of prior generations of LBOs, reflecting a greater commitment by the sponsors and resulting in an entity with a lower debt to equity ratio than deals of years past.  Additionally, the multiple of EBITDA or cash flow paid in the range of 6-9x is lower than the 12-15x multiple that we saw in some of the problematic transactions circa 2007 and before.  And finally, the merger agreements extracted by these target companies are more favorably written than earlier iterations with regard to the ability to compel “specific performance” of the buyer’s obligations.

For the stat-o-philes among us, here are some higher-level statistics:3

•	Although global deal volume by currency decreased 12% year-over-year compared to the 3rd quarter of 2010, global deal count increased by 11%.
•
Total M&A deal volume for the year through the 3rd quarter was $1.78 trillion compared to $1.54 trillion for the first 3 quarters of last year, representing a 15% increase.  U.S. based buyers accounted for 40% of this total volume.

•
Private equity transactions have exceeded $144 billion in total this year, which is the 4th largest on record. Reflecting the aforementioned economic uncertainty, European activity declined by 26% compared to the 3rd quarter of 2010.

•	A significant majority of transactions, 69%, provided for cash consideration, while all-stock consideration represented only 11% of deal volume.

Deal activity continues to be robust when viewed from a global vantage point, despite periodic geographic rotation.  This bolsters our optimism that the next multi-year cycle of increasing M&A activity is imminent.  As discussed in previous letters, strengthened corporate balance sheets together with low funding rates incentivize companies to undertake transactions.  Significantly, even in the current volatile environment, many acquirers’ stock prices have risen after announcing deals, and this has historically provided confidence to other would-be buyers who are considering significant transactions.  The New York Times Dealbook discussed the subject with Jim Woolery, co-head of North America mergers and acquisitions at JPMorgan Chase, who commented “…What is different now versus 2009 is that many companies are well-capitalized with access to attractive financing.  Investors want that capital deployed to achieve growth, including through synergistic, scale, core acquisitions.  The market has rewarded buyers who move in that direction.  We have many clients who want to play offense in these markets in order to drive shareholder value….”4

TAKE ME OUT TO THE BALLGAME

Speaking of offense and statistics, we had the opportunity to see the movie “Moneyball,” based on the book by Michael Lewis and starring Brad Pitt as Billy Beane, the trailblazing General Manager of the Oakland A’s professional baseball team during the year 2002.  The premise of the movie was that a team’s payroll should be deployed in the most efficient manner, determined objectively, rather than used to sign superstars or other players based upon the coaches’ and management’s experience, judgments and subjective impressions.  Beane pioneered the use of “Sabermetrics,” a term coined by baseball statistician Bill James to analyze team and player success based upon statistics and empirical evidence.  Beane took this methodology a step further and applied it to allocation of his team’s payroll.  He concluded that the way to extract the greatest value from his payroll was to identify in an objective, quantitative manner those players who, for example, produced the greatest on-base percentage and slugging percentage per expected salary dollar.

It occurred to us that this was an excellent analogy for part of our merger arbitrage process.  In the same manner that Billy Beane wanted the best “bang for the buck” when drafting baseball players and that mutual fund investors seek to maximize their expected return while minimizing the risk of significant
__________
3 See Bloomberg Global Financial Advisory Mergers & Acquisitions Rankings Q3 2011.
4 New York Times Dealbook, 10/11/11, “James Woolery of JPMorgan Surveys the M.&A. Scene”.

losses, we attempt to quantitatively analyze individual investments to select those which offer the greatest expected rate-of-return per unit of risk incurred.  We measure risk by the level of volatility, or standard deviation of all potential outcomes.  The core of our philosophy is to provide attractive risk-adjusted returns rather than merely selecting those investments which offer the highest potential rates of return yet also risk the largest losses.  However, our portfolio construction is not merely formula-driven.  All of our assumptions, from the expected closing date to the likelihood of receiving shareholder votes, or SEC and other regulatory approvals, or even obtaining financing are all judgment-based and provide the inputs for optimizing our portfolio in the same way that Billy Beane used statistics to optimize the “portfolio” of ballplayers on his team.  As his team could trade a player that was underperforming, so too can our Fund, to stretch the metaphor a little further.  As soon as an investment in our portfolio no longer provides an attractive risk/reward profile, we will trade out of the position and seek to replace it.  We hope that the Mets will adopt the same philosophy.

As mentioned previously, we are currently managing (sub-advising) a ’40 Act registered mutual fund called the Dunham Monthly Distribution Fund, which provides a somewhat more conservative profile than The Merger Fund®.

For those who have inquired about other products we are hoping to develop as an adjunct to our flagship merger arbitrage products, we expect to roll out a complementary investment option which reflects our absolute-return philosophy but will be positioned somewhat less conservatively than The Merger Fund®.  We will provide details as soon as legally permissible.

Finally, we have received some inquiries regarding the timing of our quarterly letters.  In an effort to provide more timely communications, we will make the statistical summary that is attached to each letter available within 2 weeks of the end of the quarter.  It will be available electronically over the internet.  Additionally, we still anticipate providing the letter and posting it on the Internet approximately 4-6 weeks after the end of each quarter.

For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.mergerfund.com, you can check account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

We appreciate your support and feedback.  All of us at Westchester Capital Management and The Merger Fund® wish you a warm and happy holiday season.

Sincerely,

Roy Behren	Mike Shannon

Before investing in The Merger Fund, consider its investment objectives, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, including current performance data that may be lower or higher than the data included herein, contact your investment professional or view it online at mergerfund.com. Please read it carefully. The performance data included herein represents past performance and does not guarantee future results. The Merger Fund’s share price and return will vary, and investors may have a gain or loss when they redeem their shares. Current month-end performance is available at www.mergerfund.com.

Past performance is not indicative of future results.

The S&P 500 TR is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is shown with dividends reinvested. You cannot invest directly in the index.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of November 2011, the MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. (For an updated country list see www.msci.com.)

The HFRX Indices (“HFRX”) are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITSIII compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.

HFRX Merger Arbitrage Index includes investment managers who employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre- or post-date a formal announcement or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

HFRX Event Driven Index includes investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Source: www.hedgefundresearch.com

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data expressed as a percentage of long common stock and swap contract positions as of  September 30, 2011.

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data expressed as a percentage of long common stock and swap contract positions as of September 30, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

GLOBAL MERGER ACTIVITY

Source: Bloomberg M&A Advisory League Tables

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	-0.34%	3.24%	2.63%	3.05%
The Standard & Poor’s 500 Index	1.14%	1.23%	-1.18%	2.82%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on September 30, 2001.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
September 30, 2011
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 for the period 4/01/11 – 9/30/11.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  IRAs will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses,  and other extraordinary expenses as determined under U.S. generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/11	Value 9/30/11	Period 4/01/11-9/30/11*
Actual + (1)	$1,000.00	$ 964.70	$10.15
Hypothetical ++ (2)	$1,000.00	$1,014.74	$10.40

+	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your actual cost of investment in the Fund would be $6.50.
++	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your hypothetical cost of investment in the Fund would be $6.68.
(1)	Ending account values and expenses paid during period based on a (3.53)% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Merger Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value
COMMON STOCKS — 63.37%
	AEROSPACE & DEFENSE — 6.12%
1,726,172	Goodrich Corporation (h)	$208,314,437
2,196,700	ITT Corporation (f)	92,261,400
		300,575,837
	APPLICATION SOFTWARE — 1.33%
1,465,374	Blackboard Inc. (a)	65,443,603
	BIOTECHNOLOGY — 5.84%
3,533,838	Cephalon Inc. (a)(g)	285,180,727
489,623	Savient Pharmaceuticals Inc. (a)	2,007,454
		287,188,181
	CABLE & SATELLITE TV — 0.34%
797,678	Comcast Corporation Special Class A	16,503,958
	COMMUNICATIONS EQUIPMENT — 5.00%
6,498,021	Motorola Mobility Holdings, Inc. (a)(h)	245,495,233
	COMPUTER HARDWARE — 0.49%
1,082,900	Hewlett-Packard Company	24,311,105
	COMPUTER STORAGE & PERIPHERALS — 0.10%
223,900	EMC Corp. (a)	4,699,661
	DIVERSIFIED CHEMICALS — 0.18%
910,400	Huntsman Corporation (g)	8,803,568
	DIVERSIFIED METALS & MINING — 0.31%
565,885	Pilot Gold Inc. (a)(b)	648,022
326,471	Rio Tinto plc — ADR	14,390,842
		15,038,864
	ELECTRIC UTILITIES — 3.25%
577,800	American Electric Power Co. Inc.	21,967,956
3,198,264	DPL Inc.	96,395,677
803,000	Progress Energy Inc.	41,531,160
		159,894,793
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
105,716	SunPower Corp. Class B (a)	777,013
	GAS UTILITIES — 0.07%
61,400	Nicor Inc.	3,377,614
	HEALTH CARE EQUIPMENT — 2.48%
1,848,925	Kinetic Concepts, Inc. (a)(h)	121,825,668

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Shares		Value
	HEALTH CARE SERVICES — 0.76%
792,325	Medco Health Solutions, Inc. (a)	$37,152,119
	HEALTH CARE TECHNOLOGY — 0.15%
395,534	Emdeon, Inc. (a)	7,432,084
	HOTELS, RESORTS & CRUISE LINES — 0.32%
575,100	Marriott International Inc.	15,665,724
	HOUSEHOLD PRODUCTS — 2.10%
736,800	Clorox Company (f)	48,871,944
610,900	Colgate-Palmolive Company (f)	54,174,612
		103,046,556
	INDEPENDENT POWER PRODUCERS
	& ENERGY TRADERS — 1.79%
2,312,910	Constellation Energy Group Inc. (f)	88,029,355
	INTEGRATED OIL & GAS — 1.01%
782,000	ConocoPhillips (f)	49,516,240
	INTEGRATED TELECOMMUNICATION SERVICES — 3.51%
3,874,000	AT&T Inc. (f)	110,486,480
1,475,382	CenturyLink, Inc. (f)	48,864,652
355,100	Verizon Communications Inc.	13,067,680
		172,418,812
	OIL & GAS EQUIPMENT & SERVICES — 0.84%
5,201,900	Global Industries, Ltd. (a)	41,199,048
	OIL & GAS EXPLORATION & PRODUCTION — 1.51%
4,797,829	EXCO Resources, Inc. (f)	51,432,727
391,600	Range Resources Corporation	22,892,936
		74,325,663
	OIL & GAS STORAGE & TRANSPORTATION — 3.00%
1,589,400	El Paso Corporation (h)	27,782,712
2,055,671	Southern Union Company (h)	83,398,572
1,487,000	Williams Companies, Inc. (h)	36,193,580
		147,374,864
	PACKAGED FOODS & MEATS — 1.05%
434,400	Kraft Foods, Inc.	14,587,152
2,270,600	Sara Lee Corp.	37,124,310
		51,711,462

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Shares		Value
	PAPER PACKAGING — 3.29%
5,161,371	Temple-Inland Inc. (e)	$161,912,208
	PERSONAL PRODUCTS — 0.88%
628,600	Mead Johnson Nutrition Co.	43,266,538
	PHARMACEUTICALS — 0.15%
429,300	Pfizer Inc.	7,590,024
	PUBLISHING — 0.25%
299,100	McGraw-Hill Companies, Inc. (f)	12,263,100
	REINSURANCE — 1.29%
1,305,310	Transatlantic Holdings, Inc. (f)	63,333,641
	SEMICONDUCTOR EQUIPMENT — 3.61%
2,903,112	Varian Semiconductor Equipment Association Inc. (a)(e)	177,525,299
	SEMICONDUCTORS — 3.58%
3,660,422	NetLogic Microsystems Inc. (a)(e)(j)	176,102,902
	SPECIALIZED FINANCE — 2.95%
4,084,807	NYSE Euronext (f)	94,930,915
1,282,670	TMX Group Inc. (b)(h)	50,112,138
		145,043,053
	SPECIALIZED REITS — 0.00%
4,528	Ventas, Inc.	223,683
	SPECIALTY CHEMICALS — 2.97%
63,245	Arch Chemicals, Inc.	2,967,455
4,085,346	Nalco Holding Co.	142,905,403
		145,872,858
	SPECIALTY STORES — 0.09%
358,800	Barnes & Noble, Inc.	4,244,604
	TRUCKING — 2.68%
2,338,825	Dollar Thrifty Automotive Group, Inc. (a)(f)(j)	131,675,848
	WIRELESS TELECOMMUNICATION SERVICES — 0.06%
158,100	Telephone and Data Systems, Inc. — Class S	3,125,637
	TOTAL COMMON STOCKS
	(Cost $3,360,596,244)	3,113,986,420
WARRANTS — 0.01%
142,642	Kinross Gold Corporation (a)(b)	332,137
	TOTAL WARRANTS
	(Cost $540,028)	332,137

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Principal Amount		Value
CORPORATE BONDS — 2.69%
	CVS Caremark Corporation
$9,931,000	6.302%, 6/1/2037 (k)	$9,609,732
	Level 3 Financing, Inc.
20,026,000	9.250%, 11/1/2014	19,875,805
	Terrestar Networks, Inc.
43,660,000	15.000%, 2/15/2014
	(Acquired 7/27/11 – 8/11/11, Cost $12,323,908) (d)(i)(l)	12,420,462
	Washington Mutual, Inc.
11,636,000	4.000%, 1/15/2009 (d)	12,421,430
5,747,000	4.200%, 1/15/2010 (d)	6,163,658
9,377,000	5.500%, 8/24/2011 (d)	10,361,585
20,154,000	5.000%, 3/22/2012 (d)	21,867,090
36,099,000	5.250%, 9/15/2017 (d)	39,618,652
	TOTAL CORPORATE BONDS
	(Cost $135,530,169)	132,338,414

Contracts (100 shares per contract)
PURCHASED PUT OPTIONS — 1.25%
	American Electric Power Co. Inc.
5,778	Expiration: November 2011, Exercise Price: $33.00	202,230
	AT&T Inc.
30,178	Expiration: October 2011, Exercise Price: $25.00	422,492
7,603	Expiration: November 2011, Exercise Price: $25.00	300,319
	CenturyLink, Inc.
3,387	Expiration: October 2011, Exercise Price: $30.00	101,610
9,313	Expiration: October 2011, Exercise Price: $35.00	2,025,577
	Clorox Company
7,368	Expiration: October 2011, Exercise Price: $62.50	442,080
	Colgate-Palmolive Company
6,109	Expiration: November 2011, Exercise Price: $77.50	876,642
	ConocoPhillips
7,820	Expiration: November 2011, Exercise Price: $62.50	2,854,300
	Constellation Energy Group Inc.
6,576	Expiration: October 2011, Exercise Price: $30.00	674,040
	El Paso Corporation
15,894	Expiration: October 2011, Exercise Price: $17.00	1,128,474

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Contracts (100 shares per contract)		Value
PURCHASED PUT OPTIONS — 1.25% (continued)
	Energy Select Sector SPDR Fund
1,409	Expiration: October 2011, Exercise Price: $66.00	$1,116,633
846	Expiration: December 2011, Exercise Price: $68.00	917,910
	FTSE 100
1,036	Expiration: November 2011, Exercise Price: $5,300.00	5,694,793
	Hewlett-Packard Company
5,348	Expiration: November 2011, Exercise Price: $15.00	85,568
5,481	Expiration: November 2011, Exercise Price: $18.00	298,714
	iShares iBoxx $ High Yield Corporate Bond Fund
954	Expiration: December 2011, Exercise Price: $80.00	248,040
957	Expiration: December 2011, Exercise Price: $85.00	464,145
	ITT Corporation
2,114	Expiration: October 2011, Exercise Price: $45.00	750,470
4,926	Expiration: October 2011, Exercise Price: $47.50	2,783,190
14,927	Expiration: October 2011, Exercise Price: $55.00	19,405,100
	Kraft Foods, Inc.
4,344	Expiration: October 2011, Exercise Price: $30.00	69,504
	Marriott International Inc.
5,751	Expiration: October 2011, Exercise Price: $30.00	1,782,810
	Materials Select Sector SPDR
636	Expiration: December 2011, Exercise Price: $36.00	461,100
	McGraw-Hill Companies, Inc.
51	Expiration: November 2011, Exercise Price: $37.00	7,395
2,940	Expiration: November 2011, Exercise Price: $38.00	507,150
	Mead Johnson Nutrition Co.
6,286	Expiration: November 2011, Exercise Price: $55.00	345,730
	Pfizer Inc.
4,293	Expiration: October 2011, Exercise Price: $17.00	141,669
	Progress Energy Inc.
8,027	Expiration: October 2011, Exercise Price: $42.00	200,675
	Range Resources Corporation
3,916	Expiration: November 2011, Exercise Price: $52.50	1,488,080
	Sara Lee Corp.
22,706	Expiration: October 2011, Exercise Price: $16.00	1,021,770
	Semiconductor HOLDRs Trust
904	Expiration: November 2011, Exercise Price: $37.00	773,824
	SPDR S&P Retail ETF
901	Expiration: October 2011, Exercise Price: $51.00	475,278

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Contracts (100 shares per contract)		Value
PURCHASED PUT OPTIONS — 1.25% (continued)
	SPDR S&P 500 ETF Trust
19,095	Expiration: October 2011, Exercise Price: $115.00	$10,215,825
	Technology Select Sector SPDR Fund
2,240	Expiration: December 2011, Exercise Price: $25.00	530,880
	Verizon Communications Inc.
3,551	Expiration: December 2011, Exercise Price: $31.00	186,427
	Williams Companies, Inc.
14,870	Expiration: November 2011, Exercise Price: $23.00	2,490,725
	TOTAL PURCHASED PUT OPTIONS
	(Cost $35,220,379)	61,491,169

Shares
SHORT-TERM INVESTMENTS — 21.60%
245,138,609	BlackRock Liquidity Funds TempFund Portfolio 0.09% (c)(h)	245,138,609
272,000,000	Fidelity Institutional Government Portfolio 0.01% (c)(g)	272,000,000
272,000,000	Goldman Sachs Financial Square
	Money Market Fund 0.17% (c)(g)	272,000,000
272,000,000	The Liquid Assets Portfolio 0.10% (c)(g)	272,000,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,061,138,609)	1,061,138,609
	TOTAL INVESTMENTS
	(Cost $4,593,025,429) — 88.92%	$4,369,286,749

ADR — American Depository Receipt
ETF — Exchange Traded Fund
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2011.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of September 30, 2011, these securities represented 0.25% of total net assets.

(j)	Affiliated company.
(k)	The coupon rate shown on variable rate securities represents the rate at September 30, 2011.
(l)	Security fair valued in good faith.

The Global Industry Classifications Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2011

Shares		Value
COMMON STOCKS
51,449	AGL Resources Inc.	$2,096,032
798,178	Comcast Corporation Class A	16,681,920
1,003,031	Deutsche Borse AG (a)(b)	49,760,368
1,904,702	Ecolab Inc.	93,120,881
23,961	Energy Transfer Equity, L. P.	833,363
72,095	Exelon Corporation	3,071,968
165,942	Express Scripts, Inc.	6,151,470
13,130	Hertz Global Holdings, Inc.	116,857
2,322,333	Johnson & Johnson (b)	149,140,225
7,429	Kinross Gold Corporation (a)	110,382
205,100	Nissan Motor Co., Ltd. (a)	1,842,789
327,535	Rio Tinto Ltd. (a)	18,696,877
158,100	Telephone and Data Systems, Inc.	3,359,625
17,915	VMware Inc.	1,440,008
	TOTAL COMMON STOCKS
	(Proceeds $368,910,314)	346,422,765
INVESTMENT COMPANIES
71,500	SPDR S&P 500 ETF Trust	8,091,655
	TOTAL INVESTMENT COMPANIES
	(Proceeds $9,617,280)	8,091,655
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $378,527,594)	$354,514,420

ETF — Exchange Traded Fund
(a)	Foreign security.
(b)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
September 30, 2011

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
	American Electric Power Co. Inc.
5,778	Expiration: November 2011, Exercise Price $37.00	$1,112,265
	AT&T Inc.
30,178	Expiration: October 2011, Exercise Price $30.00	271,602
7,603	Expiration: November 2011, Exercise Price $29.00	524,607
	BJ’s Wholesale Club, Inc.
119	Expiration: December 2011, Exercise Price $50.00	14,875
	CenturyLink, Inc.
3,387	Expiration: October 2011, Exercise Price $36.00	50,805
9,313	Expiration: October 2011, Exercise Price $39.00	23,282
	Clorox Company
7,368	Expiration: October 2011, Exercise Price $67.50	1,013,100
	Colgate-Palmolive Company
6,109	Expiration: November 2011, Exercise Price $85.00	3,894,488
	ConocoPhillips
7,820	Expiration: November 2011, Exercise Price $67.50	1,243,380
	Constellation Energy Group Inc.
6,575	Expiration: October 2011, Exercise Price $35.00	2,301,250
2,424	Expiration: October 2011, Exercise Price $38.00	393,900
	Dollar Thrifty Automotive Group, Inc.
957	Expiration: October 2011, Exercise Price $65.00	117,232
957	Expiration: October 2011, Exercise Price $67.50	71,775
3,348	Expiration: October 2011, Exercise Price $70.00	234,360
	El Paso Corporation
15,894	Expiration: October 2011, Exercise Price $20.00	158,940
	EXCO Resources, Inc.
2,015	Expiration: December 2011, Exercise Price $14.00	65,488
	Exelon Corporation
6,545	Expiration: October 2011, Exercise Price $38.00	3,272,500
2,383	Expiration: October 2011, Exercise Price $41.00	518,303
3,516	Expiration: October 2011, Exercise Price $42.00	492,240
	Hewlett-Packard Company
5,348	Expiration: November 2011, Exercise Price $19.00	2,246,160
5,481	Expiration: November 2011, Exercise Price $21.00	1,529,199
	ITT Corporation
14,358	Expiration: October 2011, Exercise Price $60.00	71,790
	Kraft Foods, Inc.
4,344	Expiration: October 2011, Exercise Price $33.00	532,140
	The Lubrizol Corporation
455	Expiration: December 2011, Exercise Price $135.00	—

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
September 30, 2011

Contracts (100 shares per contract)		Value
	Macarthur Coal Ltd.
2,390	Expiration: October 2011, Exercise Price AUD 16.00	$—
	Marriott International Inc.
5,751	Expiration: October 2011, Exercise Price $35.00	14,377
	McGraw-Hill Companies, Inc.
51	Expiration: November 2011, Exercise Price $41.00	15,427
2,940	Expiration: November 2011, Exercise Price $42.00	712,950
	Mead Johnson Nutrition Co.
6,286	Expiration: November 2011, Exercise Price $65.00	4,557,350
	NYSE Euronext
5,215	Expiration: December 2011, Exercise Price $27.00	466,743
2,869	Expiration: December 2011, Exercise Price $28.00	192,223
1,574	Expiration: December 2011, Exercise Price $29.00	72,404
	Pfizer Inc.
4,293	Expiration: October 2011, Exercise Price $19.00	42,930
	Progress Energy Inc.
5,081	Expiration: October 2011, Exercise Price $47.00	2,642,120
2,946	Expiration: October 2011, Exercise Price $48.00	1,325,700
	Range Resources Corporation
3,916	Expiration: November 2011, Exercise Price $57.50	2,760,780
	Sara Lee Corp.
22,706	Expiration: October 2011, Exercise Price $19.00	56,765
	Transatlantic Holdings, Inc.
1,988	Expiration: October 2011, Exercise Price $50.00	178,920
	Verizon Communications Inc.
3,551	Expiration: December 2011, Exercise Price $35.00	919,709
	Williams Companies, Inc.
14,870	Expiration: November 2011, Exercise Price $27.00	1,650,570
		35,762,649
PUT OPTIONS WRITTEN
	Global Industries, Ltd.
2,534	Expiration: March 2012, Exercise Price $7.50	57,015
	SPDR S&P 500 ETF Trust
2,863	Expiration: October 2011, Exercise Price $105.00	555,422
12,403	Expiration: October 2011, Exercise Price $107.00	2,976,720
		3,589,157
	TOTAL OPTIONS WRITTEN
	(Premiums received $51,470,103)	$39,351,806

AUD — Australian Dollars
ETF — Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
September 30, 2011

			U.S. $			U.S. $	Unrealized
Settlement	Currency to		Value at	Currency to		Value at	Appreciation
Date	be Delivered		Sept. 30, 2011	be Received		Sept. 30, 2011	(Depreciation)
10/5/11	1,224,771	Australian Dollars	$1,184,451	1,292,133	U.S. Dollars	$1,292,133	$107,682
10/5/11	1,295,420	U.S. Dollars	1,295,420	1,224,771	Australian Dollars	1,184,451	(110,969)
10/19/11	92,196,397	Australian Dollars	88,987,900	92,198,011	U.S. Dollars	92,198,011	3,210,111
10/19/11	1,307,977	U.S. Dollars	1,307,977	1,264,234	Australian Dollars	1,220,238	(87,739)
10/26/11	6,281,628	Australian Dollars	6,057,054	6,454,373	U.S. Dollars	6,454,373	397,319
10/26/11	3,882,257	U.S. Dollars	3,882,257	3,735,774	Australian Dollars	3,602,216	(280,041)
12/14/11	52,007,620	Australian Dollars	49,866,239	50,789,602	U.S. Dollars	50,789,602	923,363
12/22/11	31,738,128	Australian Dollars	30,403,539	32,754,859	U.S. Dollars	32,754,859	2,351,320
12/22/11	16,222,818	U.S. Dollars	16,222,818	15,313,600	Australian Dollars	14,669,663	(1,553,155)
1/12/12	6,063,803	Australian Dollars	5,796,109	6,172,951	U.S. Dollars	6,172,951	376,842
1/12/12	823,522	U.S. Dollars	823,522	807,938	Australian Dollars	772,271	(51,251)
10/4/11	10,783,915	British Pounds	16,815,673	17,557,292	U.S. Dollars	17,557,292	741,619
10/4/11	17,085,668	U.S. Dollars	17,085,668	10,783,915	British Pounds	16,815,673	(269,995)
12/15/11	115,249,297	British Pounds	179,584,944	189,750,342	U.S. Dollars	189,750,342	10,165,398
12/15/11	7,230,510	U.S. Dollars	7,230,510	4,554,226	British Pounds	7,096,533	(133,977)
12/16/11	6,449,632	British Pounds	10,043,077	10,045,302	U.S. Dollars	10,045,302	2,225
12/21/11	10,876,422	British Pounds	16,946,993	17,709,213	U.S. Dollars	17,709,213	762,220
12/21/11	365,334	U.S. Dollars	365,334	228,978	British Pounds	356,780	(8,554)
12/28/11	120,686,527	British Pounds	188,033,914	196,033,078	U.S. Dollars	196,033,078	7,999,164
12/14/11	1,697,655	Canadian Dollars	1,617,369	1,770,419	U.S. Dollars	1,770,419	153,050
3/14/12	59,016,999	Canadian Dollars	56,158,987	60,005,913	U.S. Dollars	60,005,913	3,846,926
10/3/11	6,773,025	Euros	9,073,874	9,717,936	U.S. Dollars	9,717,936	644,062
10/3/11	9,098,882	U.S. Dollars	9,098,882	6,773,025	Euros	9,073,874	(25,008)
10/12/11	12,013,350	Euros	16,093,200	17,054,152	U.S. Dollars	17,054,152	960,952
10/12/11	16,739,402	U.S. Dollars	16,739,402	12,013,350	Euros	16,093,200	(646,202)
10/26/11	40,646,408	Euros	54,444,995	58,474,236	U.S. Dollars	58,474,236	4,029,241
10/26/11	58,473,667	U.S. Dollars	58,473,667	40,646,408	Euros	54,444,995	(4,028,672)
12/14/11	160,866,240	Euros	215,450,666	216,834,018	U.S. Dollars	216,834,018	1,383,352
10/26/11	160,961,000	Norwegian Kroner	27,384,557	29,438,250	U.S. Dollars	29,438,250	2,053,693
10/25/11	174,716,885	Swiss Francs (a)	193,230,705	203,541,983	U.S. Dollars	203,541,983	10,311,278
10/25/11	30,893,152	U.S. Dollars	30,893,152	23,600,997	Swiss Francs	26,101,869	(4,791,283)
			$1,330,592,855			$1,369,025,826	$38,432,971

*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of September 30, 2011.
(a)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF EQUITY SWAP CONTRACTS
September 30, 2011

				Unrealized
Termination				Appreciation
Date	Security	Shares	Notional	(Depreciation)*	Counterparty
LONG SWAP CONTRACTS
10/4/11	Aker Drilling ASA	6,074,000	$27,671,504	$(1,995,337)	JPMorgan Chase & Co. Inc.
12/31/11	ASX Ltd.	1,734,159	50,765,146	(11,650,161)	JPMorgan Chase & Co. Inc.
10/11/11	Autonomy Corporation PLC	4,732,805	188,014,418	1,625,435	Deutsche Bank AG
12/31/11	British Sky Broadcasting Group	3,413,600	36,380,681	(10,690,678)	Merrill Lynch & Co. Inc.
12/31/11	British Sky Broadcasting Group	11,913,904	121,050,388	(30,352,151)	JPMorgan Chase & Co. Inc.
11/15/11	Eastern Star Gas Limited	28,926,000	21,508,795	(2,587,205)	JPMorgan Chase & Co. Inc.
12/5/11	Foster’s Group Limited	17,031,821	88,151,937	(1,403,595)	JPMorgan Chase & Co. Inc.
12/31/11	Hillgrove Resources Ltd.	13,139,699	2,892,573	(1,987,294)	JPMorgan Chase & Co. Inc.
12/31/11	Indophil Resources NL	5,978,357	1,722,890	(2,480,843)	JPMorgan Chase & Co. Inc.
11/10/11	MAN SE	1,694,590	217,045,494	(16,079,585)	JPMorgan Chase & Co. Inc.
11/30/11	Macarthur Coal Ltd.	1,026,533	15,939,142	(329,890)	JPMorgan Chase & Co. Inc.
12/15/11	Nalco Holding Co.	35,000	1,223,600	43,453	Merrill Lynch & Co. Inc.
10/27/11	Northumbrian Water Group PLC	2,289,773	16,572,873	(932,033)	JPMorgan Chase & Co. Inc.
12/31/11	Renault SA	63,300	2,237,857	(1,805,896)	JPMorgan Chase & Co. Inc.
12/31/11	Smith & Nephew PLC	962,339	8,866,164	(1,846,055)	Merrill Lynch & Co. Inc.
3/31/12	Synthes, Inc. (a)	1,764,964	290,409,630	(16,430,170)	JPMorgan Chase & Co. Inc.
12/31/11	TMX Group, Inc.	98,200	3,840,838	(540,570)	Deutsche Bank AG
				(99,442,575)

SHORT SWAP CONTRACTS
12/31/11	Daimler AG	(7,029)	(332,652)	197,841	JPMorgan Chase & Co. Inc.
12/31/11	Deutsche Borse AG	(67,042)	(3,512,178)	1,760,323	Merrill Lynch & Co. Inc.
12/15/11	Ecolab Inc.	(30,020)	(1,480,887)	40,621	Merrill Lynch & Co. Inc.
6/30/12	Express Scripts, Inc.	(1,984)	(75,967)	37,002	Merrill Lynch & Co. Inc.
3/31/12	Johnson & Johnson (a)	(100)	(6,381)	(76)	Merrill Lynch & Co. Inc.
11/15/11	Santos Limited	(1,963,482)	(21,650,393)	3,297,701	JPMorgan Chase & Co. Inc.
12/31/11	Volvo AB	(29,677)	(310,561)	210,852	JPMorgan Chase & Co. Inc.
				5,544,264
				$(93,898,311)

*	Unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.
(a)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS:
Investments, at value
Investments in non affiliates (Cost $4,279,665,060)	$4,061,507,999
Investments in affiliates (Cost $313,360,369)	307,778,750
Total investments		$4,369,286,749
Cash		3,670,515
Deposits at brokers		553,111,619
Receivable from brokers		378,527,594
Receivable for investments sold		101,857,260
Receivable for forward currency exchange contracts		50,419,817
Receivable for swap contracts		1,084,864
Receivable for fund shares issued		19,299,495
Dividends and interest receivable		6,956,088
Prepaid expenses and other receivables		208,894
Total Assets		5,484,422,895

LIABILITIES:
Securities sold short, at value (proceeds of $378,527,594)	354,514,420
Written option contracts, at value (premiums received $51,470,103)	39,351,806
Payable for forward currency exchange contracts	11,986,846
Payable for swap contracts	94,983,175
Payable for swap contracts closed	406,346
Payable for swap interest	325,027
Payable for investments purchased	33,463,919
Payable for fund shares redeemed	24,653,610
Investment advisory fee payable	3,534,883
Distribution fees payable	4,408,424
Dividends payable	653,050
Accrued expenses and other liabilities	2,287,322
Total Liabilities		570,568,828
NET ASSETS		$4,913,854,067
NET ASSETS CONSIST OF:
Accumulated undistributed net investment income		$78,326,065
Accumulated undistributed net realized gain on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		83,645,317
Net unrealized appreciation (depreciation) on:
Investments	(223,738,680)
Securities sold short	24,013,174
Written option contracts	12,118,297
Swap contracts	(93,898,311)
Forward currency exchange contracts	38,432,971
Net unrealized depreciation		(243,072,549)
Paid-in capital		4,994,955,234
Total Net Assets		$4,913,854,067
NET ASSET VALUE and offering price per share*,
($4,913,854,067 / 315,131,296 shares of beneficial interest outstanding)		$15.59

* The redemption price per share may vary based on the length of time a shareholder holds Funds shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INVESTMENT INCOME:
Interest		$6,004,227
Dividend income on long positions
Non Affiliates		30,377,891
Affiliates		382,650
Total investment income		36,764,768
EXPENSES:
Investment advisory fee	$43,967,215
Distribution fees	10,771,317
Transfer agent and shareholder servicing agent fees	5,345,165
Administration fees	1,466,205
Federal and state registration fees	594,519
Reports to shareholders	510,024
Professional fees	442,284
Fund accounting expense	383,835
Custody fees	289,098
Miscellaneous expenses	220,112
Trustees’ fees and expenses	153,048
Borrowing expense on securities sold short	4,297,394
Dividends on securities sold short	23,192,563
Total expenses before expense waiver by Adviser		91,632,779
Less: Expense waived by Adviser		(5,296,618)
Net expenses		86,336,161
NET INVESTMENT LOSS		(49,571,393)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments
Non Affiliates	140,880,080
Affiliates	54,028,443
Securities sold short	1,339,501
Written option contracts expired or closed	66,124,635
Swap contracts	83,205,915
Foreign currency translation	54,709
Forward currency exchange contracts	(73,002,999)
Net realized gain		272,630,284
Change in unrealized appreciation / (depreciation) on:
Investments	(317,491,636)
Securities sold short	57,146,628
Written option contracts	4,818,800
Swap contracts	(100,869,422)
Foreign currency translation	(7,083)
Forward currency exchange contracts	82,770,417
Net unrealized depreciation		(273,632,296)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,002,012)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(50,573,405)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010

Net investment loss	$(49,571,393)	$(35,261,194)
Net realized gain on investments, securities sold short,
written option contracts expired or closed,
swap contracts, foreign currency translation
and forward currency exchange contracts	272,630,284	153,002,878
Change in unrealized depreciation on investments,
securities sold short, written option contracts,
swap contracts, foreign currency translation
and forward currency exchange contracts	(273,632,296)	(10,669,250)
Net increase (decrease) in net assets
resulting from operations	(50,573,405)	107,072,434
Distributions to shareholders from: (Note 2)
Net investment income	—	(42,329)
Net realized gains	(70,276,496)	—
Total dividends and distributions	(70,276,496)	(42,329)
Net increase in net assets from
capital share transactions (Note 4)	1,461,121,676	1,655,172,030
Net increase in net assets	1,340,271,775	1,762,202,135

NET ASSETS:
Beginning of year	3,573,582,292	1,811,380,157
End of year (including accumulated undistributed
net investment income of $78,326,065
and $7,037,435, respectively)	$4,913,854,067	$3,573,582,292

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,		Sept. 30,
	2011		2010		2009	2008		2007

Net Asset Value, beginning of year	$15.93		$15.26		$14.79	$16.55		$15.95

Income from investment operations:
Net investment income (loss)(1)	(0.18	)(4)	(0.02	)(2)	0.24 (2)	0.00	(3)(5)	0.13	(3)
Net realized and unrealized
gain (loss) on investments	0.13		0.69		0.58	(0.70)		1.13
Total from investment operations	(0.05)		0.67		0.82	(0.70)		1.26
Redemption fees	0.00	(5)	0.00	(5)	0.00 (5)	0.00	(5)	0.00	(5)

Less distributions:
Distributions from net investment income	—		—	(5)	(0.06)	(0.37)		(0.11)
Distributions from net realized gains	(0.29)		—		(0.05)	(0.69)		(0.55)
Distributions from return of capital	—		—		(0.24)	—		—
Total distributions	(0.29)		—		(0.35)	(1.06)		(0.66)
Net Asset Value, end of year	$15.59		$15.93		$15.26	$14.79		$16.55

Total Return	(0.34)%		4.39%		5.78%	(4.32)%		8.15%

Supplemental data and ratios:
Net assets, end of period (000’s)	$4,913,854		$3,573,582		$1,811,380	$1,414,165		$1,821,714
Ratio of operating expenses
to average net assets	1.96%		2.57%		4.22%	1.66%		2.16%
Ratio of dividends on short positions
and borrowing expense on securities
sold short to average net assets	0.62%		1.16%		2.68%	0.19%		0.76%
Ratio of operating expense to average net
assets excluding dividends on short positions
and borrowing expense on securities sold short
Before expense waiver	1.46%		1.48%		1.54%	1.48%		1.41%
After expense waiver	1.34%		1.41%		1.54%	1.47%		1.40	%(6)
Ratio of net investment income (loss)
to average net assets
Before expense waiver	(1.25)%		(1.35)%		(2.49)%	(0.10)%		0.82%
After expense waiver	(1.13)%		(1.28)%		(2.49)%	(0.09)%		0.83%
Portfolio turnover rate(7)	292.79%		192.21%		318.45%	300.24%		334.87%
_______________

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the years ended September 30, 2011, 2010, 2009, 2008 and 2007 was $(0.08), $0.12, $0.55, $0.02 and $0.26, respectively.

(2)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(5)	Amount less than $0.005 per share.
(6)	The Fund incurred proxy expenses of approximately $525,000 in 2007 related to shareholder approval of changes in the Fund’s fundamental investment policies and the election of trustees.
(7)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011

Note 1 — ORGANIZATION

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental investment policies were amended to permit the Fund to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and assumptions.

A.Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in registered investment companies that are money market funds are valued at the end of day net asset value.  Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. These securities valued using quoted prices in active markets are classified as Level 1 investments. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. These securities, which include corporate bonds, are classified as Level 2 investments.  When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Options purchased in an active market are classified as Level 1 investments, but options not listed on exchange are classified as Level 2 investments.  Securities for which there are no such valuations are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized if the securities were sold. At September 30, 2011, securities fair valued in good faith represented 4.84% of net assets at the absolute value of long investments and securities sold short and at the absolute value of unrealized gains or losses on forward currency exchange and swap contracts.  Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates fair value.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of September 30, 2011. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2		Level 3	Total
Assets
Common Stocks*	$3,113,986,420	$—		$—	$3,113,986,420
Warrants	332,137	—		—	332,137
Corporate Bonds	—	132,338,414		—	132,338,414
Purchased Put Options	55,796,376	5,694,793		—	61,491,169
Short-Term Investments	1,061,138,609	—		—	1,061,138,609
Swap Contracts**	—	1,084,864		—	1,084,864
Forward Currency
Exchange Contracts**	—	50,419,817		—	50,419,817
Liabilities
Securities Sold Short	$136,916,950	$217,597,470		$—	$354,514,420
Options Written	39,351,806	—	(1)	—	39,351,806
Swap Contracts**	—	94,983,175		—	94,983,175
Forward Currency
Exchange Contracts**	—	11,986,846		—	11,986,846

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)	Level 2 written options were valued at less than $1 at September 30, 2011.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund did not invest in Level 3 Securities at September 30, 2011.  There were no significant transfers into or out of Level 1 or 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Recent Accounting Pronouncement

In May, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in generally accepted accounting principles and the International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with generally accepted accounting principles and IFRS.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

B.Securities Sold Short

The Fund may sell securities or currencies short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities.  The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned which is recorded as an expense by the Fund. As collateral for its securities sold short, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.Transactions with Brokers for Securities Sold Short

The Fund’s receivable from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers.  The Fund does not require the brokers to maintain collateral in support of the receivable from brokers for proceeds on securities sold short.  The Fund maintains cash deposits at brokers beyond the receivable for short sales.  These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  As of September 30, 2011, open Federal and New York tax years include the tax years ended September 30, 2008 through 2011.  The Fund has no tax examination in progress.

E.Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund writes (sells) call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Written option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the written option contract is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. With written option contracts, there is minimal counterparty credit risk to the Fund since written option contracts are exchange traded. Refer to Note 2 S. for further derivative disclosures.

F.Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts are valued daily at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.  With purchased options, there is minimal counterparty credit risk to the Fund since purchased options are exchange traded. Refer to Note 2 S. for further derivative disclosures.

G.Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies.  The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires.  Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.  The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly.  The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future.  The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted.  A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 S. for further derivative disclosures.

H.Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives.  The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Refer to Note 2 S. for further derivative disclosures.

I.Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2011. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At September 30, 2011, the Fund increased accumulated undistributed net investment income by $120,860,023, reduced accumulated undistributed net gain by $142,010,564, and increased paid-in capital by $21,150,541.

J.Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.When-Issued Securities

The Fund may engage in securities transactions on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. During this period, the securities are subject to market fluctuations. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. When delayed-delivery purchases are outstanding, the Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value.

M.Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.  Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

N.Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

P.Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Expenses include $4,297,394 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

Q.Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

R.The Right to Offset

Financial assets and liabilities as well as cash collateral received and posted are offset by counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

S.Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended September 30, 2011: long option contracts (1,730,822 contracts) were purchased and $146,044,166 premiums were paid, written option contracts (3,230,210 contracts) were opened and $562,033,217 premiums were received, equity swap contracts were opened for a notional value of $4,768,457,694 and closed for a notional value of $4,254,726,481 and an average of 19 forward currency exchange contract positions were open during the year.

Statement of Assets and Liabilities

Fair values of derivative instruments as of September 30, 2011:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Options	Investments	$61,491,169	N/A	$—
Written Option Contracts	N/A	—	Written Options	39,351,806
Swap Contracts	Receivables	1,084,864	Payables	94,983,175
Foreign exchange contracts:
Forward Foreign Currency
Exchange Contracts	Receivables	50,419,817	Payables	11,986,846
Total		$112,995,850		$146,321,827

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2011:

	Amount of Realized Gain (Loss) on Derivatives

			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(39,435,378)	$66,124,635	$—	$83,205,915	$109,895,172
Foreign exchange
contracts	—	—	(73,002,999)	—	(73,002,999)
Total	$(39,435,378)	$66,124,635	$(73,002,999)	$83,205,915	$36,892,173

	Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$29,356,987	$4,818,800	$—	$(100,869,422)	$(66,693,635)
Foreign exchange
contracts	—	—	82,770,417	—	82,770,417
Total	$29,356,987	$4,818,800	$82,770,417	$(100,869,422)	$16,076,782

Note 3 — AGREEMENTS

Until December 31, 2010, the Fund’s investment adviser was Westchester Capital Management, Inc. (“Westchester”) pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, Westchester was entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. Effective August 1, 2004, Westchester agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion, and Westchester agreed to voluntarily waive 0.20% of its fee at net asset levels between $2 billion through $5 billion.  Effective January 16, 2010, Westchester agreed to voluntarily waive 0.25% of its fee at net asset levels exceeding $5 billion.

On October 12, 2010, Westchester entered into an agreement to transfer substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), a newly formed company which is controlled by two of Westchester’s portfolio managers and has a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).  The closing of the Transaction occurred on December 31, 2010 (the “Closing”).

Under the 1940 Act, the Closing caused the Fund’s previous investment advisory agreement with Westchester (the “Previous Advisory Agreement”) to terminate.  In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) considered and approved an investment advisory agreement

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011
Note 3 — AGREEMENTS (continued)

with the Adviser (the “Advisory Agreement”) to take effect upon the Closing of the Transaction, subject to shareholder approval of the Advisory Agreement.  The Advisory Agreement has the same advisory fee rate and otherwise is the same in all material respects as the Previous Advisory Agreement.  The Advisory Agreement with the Adviser was approved by the Fund’s shareholders at a special meeting held on November 24, 2010.  The Adviser also entered into a separate fee-waiver agreement that is the same in all material respects as the previous fee-waiver agreement between the Fund and Westchester.  Investment advisory fees voluntarily waived by Westchester and the Adviser for the year ended September 30, 2011 were $5,296,618.  Certain officers of the Fund are also officers of the Adviser.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Issued	176,395,668	$2,824,267,550	168,630,399	$2,646,030,009
Issued as reinvestment
of dividends	3,547,347	55,977,137	2,419	37,612
Redemption fee	—	357,767	—	465,767
Redeemed	(89,150,639)	(1,419,480,778)	(62,995,581)	(991,361,358)
Net increase (decrease)	90,792,376	$1,461,121,676	105,637,237	$1,655,172,030

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended September 30, 2011 (excluding short-term investments, options, forward currency contracts, swap contracts and short positions) aggregated $11,210,122,382 and $9,863,769,678, respectively. There were no purchases or sales of U.S. Government securities.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 5 — INVESTMENT TRANSACTIONS (continued)

At September 30, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$4,606,234,956
Gross unrealized appreciation	160,244,092
Gross unrealized depreciation	(397,192,299)
Net unrealized depreciation	$(236,948,207)
Undistributed ordinary income	$116,101,733
Undistributed long-term capital gain	—
Total distributable earnings	$116,101,733
Other accumulated gains	39,804,854
Total accumulated losses	$(81,041,620)

The tax components of dividends paid during the fiscal year ended September 30, 2011 and the fiscal year ended September 30, 2010 were as follows:

	2011	2010
Ordinary Income	$70,276,496	$42,329
Return of Capital	—	—
Total Distributions	$70,276,496	$42,329

The Fund incurred a post-October capital loss of $775,461 for securities and $25,893,330 for currency, which is deferred for tax purposes until the next fiscal year. The Fund did not have capital loss carryovers as of September 30, 2011.

For the fiscal year ended September 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the fiscal year ended September 30, 2011 was 37.25% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended September 30, 2011 was 30.90% (unaudited) for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2011 was 100.00% (unaudited) for the Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 5 — INVESTMENT TRANSACTIONS (continued)

years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of option contracts written during the year ended September 30, 2011 were as follows:

	Premium Amount	Number of Contracts
Options outstanding at September 30, 2010	$36,582,592	207,570
Options written	562,033,217	3,230,210
Options closed	(292,024,331)	(1,644,735)
Options exercised	(182,478,628)	(893,487)
Options expired	(72,642,747)	(643,056)
Options outstanding at September 30, 2011	$51,470,103	256,502

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or other qualified institutions with whom the Fund has entered into a contract to distribute Fund shares. Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2011, the Fund incurred $10,771,317 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2011

Note 8 — TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the year ended September 30, 2011, the Fund owned the following positions in such companies for investment purposes only:

	Share			Share	Market
	Balance at			Balance at	Value at
	October 1,			September 30,	September 30,	Dividend	Realized
Issuer Name	2010	Purchases	Sales	2011	2011	Income	Gain/(Loss)
ADC
Telecommunications,
Inc	6,612,757	—	6,612,757	—	$—	$—	$1,573,472
AirTran Holdings, Inc.	4,633,400	2,607,800	7,241,200	—	—	—	27,154,500
American Medical
Systems Holdings, Inc.	—	4,054,700	4,054,700	—	—	—	2,011,480
Blackboard Inc.*	—	2,167,574	702,200	1,465,374	65,443,603	—	(1,242,479)
Bowne & Co. Inc.	2,403,250	—	2,403,250	—	—	132,179	857,923
Dollar Thrifty
Automotive
Group, Inc.	1,939,580	1,691,576	1,292,331	2,338,825	131,675,848	—	23,427,261
Gymboree Corp.	—	1,860,599	1,860,599	—	—	—	1,691,125
International Coal
Group, Inc.	—	11,394,245	11,394,245	—	—	—	1,779,301
NetLogic
Microsystems Inc.	—	3,660,422	—	3,660,422	176,102,902	—	—
Psychiatric
Solutions, Inc.	2,936,252	—	2,936,252	—	—	—	3,725,700
Temple-Inland Inc.*	—	8,419,271	3,257,900	5,161,371	161,912,208	250,471	(6,949,840)
					$535,134,561	$382,650	$54,028,443

*  No longer an affiliate as of September 30, 2011.

Note 9 — SUBSEQUENT EVENTS

Effective January 1, 2012, the fiscal year end of the Fund will change from September 30 to December 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, securities sold short, options written, forward currency exchange contracts and of equity swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 29, 2011

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee

Roy Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	1	None
Westchester Capital	Treasurer	since 2011	and Co-President of
Management, LLC	and		Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 51			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010. Research analyst
for Westchester Capital
Management, Inc. from
1994 until 2010. Chief
Compliance Officer of the
Fund and Westchester
Capital Management, Inc.
from 2004 to 2010.

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since	Logan & Company.
Management, LLC		inception	Chairman of
100 Summit Lake Drive		in 1989	Logan-Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 75

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since	Consultant and		Director of The
Management, LLC		inception	independent financial		Asia Pacific
100 Summit Lake Drive		in 1989	adviser since July 1993.		Fund, Inc.
Valhalla, NY 10595					Director of
Age: 67					AllianceBernstein
core mutual fund
group

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, LLC			America. Managing		Trust
100 Summit Lake Drive			Partner of Let-US
Valhalla, NY 10595			Creations.
Age: 65

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
	Position (s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee

Michael T. Shannon	Co-President	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital		term;	and Co-President of
Management, LLC		since 2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 45			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010. Senior Vice
President in charge of
the Special Situations
and Mergers Group of
D.E. Shaw & Co. from
April 2005 to April 2006.

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	term;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance		Fund’s Adviser. Chief
Valhalla, NY 10595	Officer and		Operating Officer of
Age: 52	Anti-Money		Westchester Capital
	Laundering		Management, Inc., the
	Compliance		Fund’s previous adviser,
	Officer		from March 2010 to
December 2010. Chief
Operating Officer of
Seneca Capital from
2005 to 2010.

Jane Perl	Secretary	One-year	Director of Operations	N/A	N/A
Westchester Capital		term;	of Westchester Capital
Management, LLC		since 2011	Management, LLC, the
100 Summit Lake Drive			Fund’s Adviser, since
Valhalla, NY 10595			2011. Director of
Age: 62			Operations of
Westchester Capital
Management, Inc., the
Fund’s previous adviser
from, 1988 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser.  Mr. Behren is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because he is an officer of the Fund.

**	Thefund complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent  12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

(This Page Intentionally Left Blank.)

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.mergerfund.com

Administrator, Transfer Agent, Dividend Paying Agent
and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Jane Perl, Secretary

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan III, and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$93,800	$85,722
Audit-Related Fees
Tax Fees	$11,500	$10,700
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee did not approve any services for which the preapproval requirement was waived.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Co-Presidents/Principal Executive Officers and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)       /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     December 7, 2011

By (Signature and Title)      /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     December 7, 2011

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     December 7, 2011

* Print the name and title of each signing officer under his or her signature.